UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019 (December 27, 2018)

FCB Financial Holdings, Inc.
(Synovus Financial Corp. as successor by merger to FCB Financial Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36586 (Commission File Number)	27-0775699 (IRS Employer Identification No.)

2500 Weston Road, Suite 300, Weston, Florida (Address of principal executive offices)		33331 (Zip Code)

Registrant’s telephone number, including area code: (954) 984-3313

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 1, 2019, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of July 23, 2018 (the “Merger Agreement”), by and among FCB Financial Holdings, Inc. (“FCB”), Synovus Financial Corp. (“Synovus”) and Azalea Merger Sub Corp., a wholly-owned Subsidiary of Synovus (“Merger Sub”), Merger Sub merged with and into FCB, with FCB continuing as the surviving corporation (the “Merger”). Immediately following the Merger, FCB merged with and into Synovus, with Synovus continuing as the surviving entity (the “Upstream Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of FCB Class A common stock, par value $0.001 per share (“FCB Class A common stock”), became entitled to receive 1.055 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of Synovus common stock, par value $1.00 per share (“Synovus common stock”), for each share of FCB Class A common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by FCB as treasury stock or owned by FCB or Synovus (with limited exceptions)), with cash payable in lieu of any fractional shares.

Further, at the Effective Time, each FCB option granted by FCB to purchase shares of FCB Class A common stock, whether or not vested, and each unvested time-vested restricted stock unit (other than those restricted stock units held by non-employee directors), in each case granted under the FCB stock incentive plans (as defined below), was assumed and converted into awards covering Synovus common stock, with appropriate adjustments to reflect application of the Exchange Ratio.  Unvested restricted stock units held by non-employee directors, vested time-vested restricted stock units, performance-vested restricted stock units and shares of restricted stock, whether or not vested, in each case granted under the FCB stock incentive plans, were cancelled at the Effective Time in exchange for Merger Consideration (with any performance-based vesting condition applicable to any share of restricted stock or performance-vested restricted stock unit deemed to have been fully achieved (or, if the award contemplated multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time)).  Each cash phantom unit award granted under the FCB stock incentive plans fully vested as of the Effective Time (with any performance-based vesting condition applicable to such awards deemed to have been fully achieved (or, if the award contemplated multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time)) and was cancelled and converted automatically into the right to receive an amount in cash equal to the product of (x) the Exchange Ratio and (y) the average closing price of the Synovus common stock for the five full trading days preceding the effective date of the Merger, in respect of each share of FCB Class A common stock underlying such award.

In connection therewith, at the Effective Time, Synovus assumed (i) the FCB Financial Holdings, Inc. 2016 Stock Incentive Plan, as amended by Amendment No. 1, dated May 5, 2016 (the “2016 Plan”), (ii) the Bond Street Holdings, Inc. 2013 Stock Incentive Plan (the “2013 Plan”) and (iii) the Bond Street Holdings, LLC 2009 Option Plan (the “2009 Plan” and together with the 2016 Plan and the 2013 Plan, the “FCB stock incentive plans” and each an “FCB stock incentive plan”).

Immediately following the Upstream Merger, Florida Community Bank, National Association, a national banking association (“FCB Bank”), merged with and into Synovus Bank, a Georgia state member bank, with Synovus Bank as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger on December 31, 2018, FCB notified the NYSE that the transaction had closed and requested that the NYSE (i) suspend trading of the FCB Class A common stock on the NYSE, (ii) withdraw the FCB common stock from listing on the NYSE and (iii) file with the SEC a notification of delisting of the FCB Class A common stock under Section 12(b) of the Exchange Act. As a result, the FCB Class A common stock will no longer be listed on the NYSE.

Additionally, FCB intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the FCB Class A common stock under Section 12(g) of the Exchange Act and the suspension of FCB’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders

At the Effective Time, stockholders of FCB immediately prior to the completion of the Merger ceased to have any rights as stockholders of FCB other than the right to receive the merger consideration in accordance with the Merger Agreement. The disclosure set forth in Item 2.01, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The disclosure set forth in Item 2.01 and Item 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Time, FCB’s directors and executive officers ceased serving as directors and executive officers of FCB.

On December 27, 2018, FCB approved the amendment of the agreements governing stock option awards that are held by FCB’s employees (other than Vincent Tese and Leslie Lieberman) to provide that, if the holder’s employment is terminated without cause between the Effective Time and the first anniversary thereof, the holder will be entitled to exercise his or her vested options until the earlier of (a) the first anniversary of the date of termination (or any longer period specified in the plan or agreement governing such option) and (b) the original expiration date of such option if the holder had remained employed for the full term thereof.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

As of the Effective Time, the certificate of incorporation and the amended bylaws of FCB were amended and restated in their entirety. A copy of the amended and restated certificate of incorporation and the amended and restated bylaws of FCB are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference. At the effective time of the Upstream Merger, the certificate of incorporation and the bylaws of FCB, as the surviving entity of the Merger, ceased to be in effect by operation of law. The amended articles of incorporation and the bylaws of Synovus in effect immediately prior to the effective time of the Upstream Merger are the certificate of incorporation and bylaws of Synovus, as the surviving corporation in the Upstream Merger.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d) The following Exhibits are filed herewith.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 23, 2018, by and among FCB Financial Holdings, Inc., Synovus Financial Corp. and Azalea Merger Sub Corp. (incorporated herein by reference to Annex A of the Form S-4, filed by the Registrant on October 29, 2018).

3.1	Amended and Restated Certificate of Incorporation of FCB Financial Holdings, Inc.

3.2	Amended and Restated Bylaws of FCB Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Synovus Financial Corp.
(as successor by merger to Registrant)

Date: January 2, 2019	By:	/s/ Allan E. Kamensky
(Signature)

	Name:	Allan E. Kamensky, Esq.
	Title:	Executive Vice President, General Counsel and Secretary